Deutsche Top 50 US
(Class A Shares, Class B Shares and Class C Shares)

A Series of the Deutsche Funds, Inc.

Supplement to the Combined Prospectus Dated October 31, 1998

Effective October 14, 1999, Deutsche Bank Investment Management Inc. announced that Leo Grohowski is the new senior portfolio manager and Owen Fitzpatrick is a new portfolio manager for the Top 50 US Portfolio (US Dollar), the corresponding portfolio of Deutsche Top 50 US.

Accordingly, please delete the third paragraph under the section entitled "Portfolio Management" on page 13 of your prospectus and replace it in its entirety with the following:

     "Leo Grohowski is the senior portfolio manager, and Owen Fitzpatrick is a portfolio manager, for the Top 50 US Portfolio effective October 14, 1999. Mr. Grohowski has been a managing director and the chief investment officer for Deutsche Bank Investment Management Inc. since October 14, 1999. Mr. Grohowski joined Bankers Trust in 1996, where he has served as the managing director and head of Investment Management for the Trust and Investment Advisory Group. He is chief investment officer of Bankers Trust Private Banking and head of Active Equities for Deutsche Asset Management Americas, supervising funds holding assets under management of US$ 22.5 billion as of June 30, 1999. Mr. Grohowski was chief investment officer and managing director of equity investments for HSBC Asset Management Americas from 1988 to 1996. Mr. Fitzpatrick has been a director of Deutsche Bank Investment Management Inc. since September 28, 1999. Mr. Fitzpatrick has 13 years experience in investment management, joining Bankers Trust in 1995. He is a director and portfolio manager for Bankers Trust Private Banking and co-head of the Equity Strategy Group, supervising funds holding assets under management of $US 1 billion as of June 30, 1999. Mr. Fitzpatrick was a portfolio manager and research analyst for Princeton Bank & Trust Company from 1991 to 1995. Mr. Fitzpatrick is a Chartered Financial Analyst. "

                                                                November 1, 1999


























Edgewood Services, Inc., Distributor
G02216-17 (11/99)